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                                                                                                Exhibit 99.1


                                              IOS CAPITAL, LLC
                                         CONSOLIDATED BALANCE SHEETS



                                                                              March 31,
                                                                               2002         September 30,
                                                                             (unaudited)          2001
                                                                            -------------------------------
                                                   Assets
Investments in leases:
     Direct financing  leases,  net of lease default reserve of: March 31,
          2002 - $52,625; September 30, 2001 - $59,158                     $     3,279,093  $    3,284,106
     Less: Unearned income                                                        (542,300)       (545,451)
                                                                          ---------------------------------
                                                                                 2,736,793       2,738,655
     Funded leases, net                                                            257,530         240,965
                                                                          ---------------------------------
                                                                                 2,994,323       2,979,620

Cash                                                                                16,304          16,056
Restricted cash                                                                    124,383         126,861
Accounts receivable                                                                 63,750          91,775
Prepaid expenses and other assets                                                   11,607          10,548
Leased equipment - operating rentals at cost, less accumulated
     depreciation of: March 31, 2002 - $41,903; September 30, 2001 - $40,552        55,857          44,793
Property and equipment at cost, less accumulated depreciation of: March 31,
     2002 - $9,211; September 30, 2001 - $10,332                                     1,413           8,145
                                                                          ---------------------------------
                  Total assets                                             $     3,267,637  $    3,277,798
                                                                          =================================

                                    Liabilities and Shareholder's Equity
Liabilities:
     Accounts payable and accrued expenses                                 $        66,386  $       78,011
     Accrued interest                                                               11,662          13,873
     Due to IKON Office Solutions, Inc. ("IKON")                                   351,341         182,533
     Medium term notes                                                                   -          82,000
     Notes payable                                                                 277,025         271,292
     Lease-backed notes                                                          1,489,430       1,797,389
     Asset securitization conduit financing                                        440,387         193,500
     Deferred income taxes                                                         199,763         162,609
                                                                          ---------------------------------
                  Total liabilities                                              2,835,994       2,781,207
                                                                          ---------------------------------

Commitments and Contingencies

Shareholder's equity:
     Common stock--$.01 par value, 1,000 shares authorized, issued, and outstanding
     Contributed capital                                                           179,796         179,796
     Retained earnings                                                             271,720         347,169
     Accumulated other comprehensive loss                                          (19,873)        (30,374)
                                                                          ---------------------------------
                  Total shareholder's equity                                       431,643         496,591
                                                                          ---------------------------------
                  Total liabilities and shareholder's equity               $     3,267,637  $    3,277,798
                                                                          =================================

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